Intangible assets	12 Months Ended
Dec. 31, 2021
Intangible Assets And Goodwill [Abstract]
Intangible assets
16.	Intangible assets

Intangible assets consist of the following (in thousands):

	Goodwill	Brand, trademarks & domain names	Customer relationships	Development costs	Total
Cost
At January 1, 2020	$341,067	$965,317	$6,010	$163,933	$1,476,327
Additions	-	14,000	-	89,282	103,282
Additions acquired through business combinations (1)	15,474	4,826	-	-	20,300
Foreign exchange movements	(20)	4,265	850	216	5,311
At December 31, 2020	356,521	988,408	6,860	253,431	1,605,220
Additions	-	131,161	395	118,661	250,217
Additions acquired through business combinations (1)	27,006	7,279	1,692	9,899	45,876
Disposals	-	(3)	-	(11)	(14)
Foreign exchange movements	(1,242)	(2,116)	(52)	(122)	(3,532)
At December 31, 2021	382,285	1,124,729	8,895	381,858	1,897,767
Accumulated amortization and impairment
At January 1, 2020	-	(57,014)	(1,786)	(54,560)	(113,360)
Amortization for year	-	(125,325)	(34)	(52,498)	(177,857)
Impairment for year	-	(36,269)	-	-	(36,269)
Foreign exchange movements	-	1,593	(1,806)	1,807	1,594
At December 31, 2020	-	(217,015)	(3,626)	(105,251)	(325,892)
Amortization for year	-	(132,592)	(451)	(68,591)	(201,634)
Impairment for year	-	(11,779)	-	-	(11,779)
Disposals	-	3	-	(30)	(27)
Foreign exchange movements	-	1,115	(64)	171	1,222
At December 31, 2021	-	(360,268)	(4,141)	(173,701)	(538,110)
Net book value
At December 31, 2020	356,521	771,393	3,234	148,180	1,279,328
At December 31, 2021	$382,285	$764,461	$4,754	$208,157	$1,359,657

(1)	Refer to Note 5, Business combinations.

Intangible assets with definite useful lives

Included within Development costs is $37.8 million (2020: $36.6 million) of assets that are under the course of construction. Amortization of these assets will commence once they are available for use.

As of December 31, 2021, Brands, Trademarks and domain names primarily include: Off-White brand with a net carrying amount of $415.1 million and a remaining life of 4 years, Stadium Goods brand with a net carrying amount of $93.8 million and a remaining life of 12 years, Marcelo Burlon County of Milan brand with a net carrying amount of $59.3 million and a remaining life of 13.6 years, Palm Angels brand with a net carrying amount of $125.3 million and a remaining life of 9.6 years, Palm Angels license with a net carrying amount of $25.6 and a remaining life of 4.6 years, Ambush brand with a net carrying amount of $4.1 million and a remaining life of 8.3 years and Heron Preston brand with a net carrying amount of $21.3 million and a remaining life of 5.6 years. New Guards Group owned the license to Palm Angels license since 2019, however the Brand was acquired in 2021. Refer to Note 3 Critical accounting judgments and key sources of estimation uncertainty for more information on the Palm Angels Brand acquisition.

Development costs relate to development expenses that meet the capitalization criteria under IAS 38 - Intangible Assets, acquired software in business combinations, and includes the development of internal software and technologies related to the enhancement of the Group's Digital Platform.

Amortization for all intangible assets is recognized in Selling, general and administrative expenses within the Consolidated statement of operations.

During the year ended December 31, 2021 impairment expense of $11.8 million was recognized primarily relating to a reduction in forecasted sales, which decreased the value-in-use of one of the smaller intangible brand assets within the New Guards portfolio and is associated with the Brand Platform reportable operating segment.

The impairment charge of $36.3 million on intangible assets for the year ended December 31, 2020, is primarily comprised of a $30.5 million charge related to a reduction in the carrying value of one of the smaller intangible brand assets within New Guards portfolio. The remaining $5.8 million impairment charge on intangible assets related to the closure of our direct consumer-facing channels on JD.com and the associated intangible asset held for the Farfetch Level 1 access button.

Intangible assets with indefinite useful lives

Goodwill reflects the amount of consideration in excess of the fair value of net assets acquired in business combinations. The Group tests goodwill annually for impairment, or more frequently if there are indications that goodwill might be impaired. Goodwill has been allocated to the following CGUs or group of CGUs. New acquisitions Allure and Luxclusif have been allocated to the Marketplace CGU. JBUX has been allocated to Farfetch Platform Solutions. For details regarding additions to goodwill refer to Note 5, Business combinations.

The goodwill amounts for each CGU or group of CGU consists of the following at December 31 (in thousands):

	2020	2021
CGU
Marketplace (FF.com)	$153,086	$176,776
Browns - Platform	19,015	19,015
CuriosityChina	3,039	3,039
Brand Platform - New Guards	181,381	181,381
Farfetch Platform Solutions	—	2,074
Total Goodwill	$356,521	$382,285

In finalizing the purchase price allocation of the New Guards acquisition, we determined a portion of the goodwill ($17.7 million) should be allocated to the Marketplace CGU as synergies arising from the acquisition will benefit the Group’s digital business. Similarly, when finalizing the Ambush acquisition, we allocated $4.4 million of the goodwill to the Marketplace CGU and $6.3 million to the Brand Platform.

The recoverable amounts of the CGUs are determined from value in use calculations. The key assumptions for the value in use include (i) expected future revenue growth rates, including the terminal growth rate; (ii) anticipated gross profit margins (iii) anticipated operating margins; and (iv) the discount rates to be applied to the estimated future cash flows. Management estimates discount rates using pre-tax rates that reflect current market assessments of the time value of money and the risks specific to the CGUs and the group of units. The growth rates are based on revenue growth and cost of revenue forecasts.

The Group prepares cash flow forecasts derived from the most recent financial budgets approved by management for the next three years. Forecasts are extended to five or eight years using management’s best estimates, according to the nature and maturity of each CGU. The Group believes this period range is appropriate to capture the high growth rates seen in the markets in which our CGUs operate.

The key assumptions for the value in use calculations are the revenue growth rates and the pre-tax discount rates, plus gross profit margin for selected CGUs. The Group extrapolates the cash flows in the fifth or eighth year based on an estimated growth rate of 2% (2020: 2%). This rate does not exceed the average long-term growth rate for the relevant markets. The pre-tax discount rate used to discount the forecast cash flows ranges from 8.9% to 10.9% (2020: 9.6% to 11.2%). The pre-tax discount rate applied is derived from a market participant’s estimated weighted average cost of capital.

The assumptions used in the calculation of the Group’s weighted average cost of capital are benchmarked to externally available data.

Management has performed sensitivities on key assumptions and based upon these believe that there are no indicators of impairment.

The recoverable amount of each CGU would equal its carrying amount if the key assumptions were to change as follows:

	Marketplace (FF.com)	Browns – Platform	CuriosityChina	Brand Platform – New Guards
Budgeted annual revenue growth (change in pp)	(5.4)	(3.3)	(0.7)	(13.6)
Post-tax discount rate (change in pp)	1.4	1.2	0.2	3.8
Budgeted gross profit margin (change in pp)	(1.1)	(0.5)	(3.5)	(11.9)
Long term growth rate (change in pp)	(1.4)	(3.6)	(0.3)	(3.7)